UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K/A

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  July  19,  2005


                             Jane Butel Corporation
                            -------------------------
(Exact  name  of  Registrant  as  specified  in  its  charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)


        620 North Denning Drive, Suite 100, Winter Park, FL    32789
        ---------------------------------------------------   -------
        (Address  of  principal  executive  offices)         (Zip  Code)


       Registrant's  telephone  number,  including  area  code:  (407) 622-5999


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  1.01  Entry  into  a  Material  Definitive  Agreement.
Item  2.01  Completion  of  Acquisition  or  Disposition  of  Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2005, we entered into an Agreement and Plan of Reorganization with Bootie Beer, the owners of the outstanding pre-merger shares of common stock of Bootie Beer, and Dutchess Advisors, LLC to purchase all of the issued and outstanding common stock of Bootie Beer in exchange for our voting common stock. As a result of the transaction, Bootie Beer will become our wholly-owned subsidiary. The companies expect the transaction to close on or around July 27, 2005.

We agreed to issue an aggregate of 49,753,480 shares of our common stock, upon closing, to the Bootie Beer shareholders in exchange for Bootie Beer shares, after giving effect to a reverse stock split of our common stock in the ratio of 1 for 100, in order for Bootie Beer's ownership in our company to equal approximately 94.77% of the total shares outstanding after the reverse stock split.

Before the closing, we agreed to authorize 200,000,000 shares of $0.001 par value common stock and, on or before closing, to affect a reverse stock split of our common stock. Also, agreed to demonstrate to the reasonable satisfaction of Bootie Beer that we have no material assets and no liabilities contingent or fixed other than those disclosed in the Agreement. Our reverse stock split was effective July 25, 2005.

Also before the closing, Dutchess agreed to provide Bootie Beer with a Note in a predetermined amount to satisfy all reasonable pre-effective expenses. Pre-effective expenses may include expenses such as legal fees, accounting fees, investor relations costs and other expenses of the combined entity after closing, as accrued in the period from pre-closing to effectiveness of its Registration Statement. Bootie Beer retains the right to satisfy these pre-effective expenses at any time, without penalty, prior to the effectiveness of its Registration Statement.

At the closing, all outstanding shares of Bootie Beer shall be deemed to be owned by us; the holders of such certificates previously evidencing shares of Bootie Beer common stock outstanding immediately prior to the closing shall cease to have any rights with respect to such shares of Bootie Beer common stock; we will assume all of Bootie Beer's outstanding options, warrants or other right(s) to purchase common stock of Bootie Beer; any shares of Bootie Beer common stock held in the treasury of Bootie Beer immediately prior to the closing will automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and the approximately 252,777 shares, post reverse split, of our existing common stock previously issued and outstanding prior to the closing, will remain outstanding. There will be no preferred stock, warrants, options or other derivatives or rights to purchase or convert into common stock or other equity of ours outstanding. Also at closing, we agreed to file an amendment to our Articles of Incorporation with the Secretary of State of the State of Florida effecting an amendment to our Articles of Incorporation to reflect the change of our name to "Bootie Beer Corporation" once the reverse stock split has taken effect and Dutchess agreed to enter into a Line of Credit with us at the closing for $50,000,000. We can not access the Line of Credit until we have an effective registration statement. Further, at the closing, Dutchess will provide Bootie Beer with a $1,000,000 Note payable upon effectiveness of the registration statement for the shares underlying the Line of Credit. A registration statement has not yet been filed and can not predict with accuracy when we will be able to access the Line of Credit or receive the Note.

Dutchess agreed to guarantee payment of certain liabilities outlined in Exhibit A of the Agreement and Plan of Reorganization for the period of one year after the closing and upon effectiveness of the registration statement for the shares underlying the Line of Credit.

In addition, we agreed to satisfy the consulting agreement with Michael Novielli dated May 23, 2005 upon the terms and conditions of the consulting agreement that requires the issuance of 2,493,750 registered shares. We filed a form S-8 on July 25, 2005 to register the 2,493,750 shares.

The foregoing description of the terms and conditions of the Agreement and Plan of Reorganization are qualified in their entirety by, and made subject to, the more complete information set forth in the Agreement and Plan of Reorganization included on Form 8-K filed July 27, 2005 as Exhibit 2.1, and incorporated herein by reference. The terms of the Dutchess Line of Credit and Post-Effective Note are subject to the final documentation.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, our ability to maintain a satisfactory relationship with our main supplier and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item  9.01  Financial  Statements  And  Exhibits.

(a)  Financial  statements  of  businesses  acquired:

        The financial statements required by this item are included herewith.

(b)  Pro  forma  financial  information:

        The financial statements required by this item are included herewith.


(c)  Exhibits:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

2.1 Agreement and Plan of Reorganization between the Company and Bootie Beer, the owners of the outstanding pre-merger shares of common stock of Bootie, and Dutchess Advisors Ltd., dated July 19, 2005 (included as Exhibit 2.1 to the Form 8-K filed on July 27, 2005, and incorporated herein by reference).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Jane  Butel  Corporation
                                       ------------------------
                                       REGISTRANT

Date:  October  18,  2005              By: /s/  Tania  Torruella
                                           -------------------------
                                           Tania  Torruella
                                           Chief  Executive  Officer  and
                                           Interim  Chief  Financial  Officer

JASPERS  +  HALL,  PC
CERTIFIED  PUBLIC  ACCOUNTANTS
------------------------------
9175  Kenyon  Avenue,  Suite  100
Denver,  CO  80237
303-796-0099

             Report of Independent Registered Public Accounting Firm

To  the  Board  of  Directors  and  Stockholders  of Jane  Butel  Corporation

We have audited the accompanying balance sheets of Bootie Beer Company as of July 27, 2005 and December 31, 2004 and 2003, and the related statements of operations, stockholders' equity (deficit) and cash flows for the period ended July 27, 2005 and the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) in accordance with auditing standard No. 1 of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bootie Beer Company as of July 27, 2005 and December 31, 2004 and 2003, and the results of their operations and their cash flows for the period ended July 27, 2005 and the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and its difficulties in generating sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Jaspers  +  Hall,  PC
--------------------------
Jaspers  +  Hall,  PC
Denver,  Colorado
October  18,  2005


                                                BOOTIE BEER COMPANY
                                                  BALANCE SHEETS
                                                                                       December 31,
                                                                 July 27,      ---------------------------
                                                                  2005            2004            2003
                                                              --------------------------------------------
ASSETS
-------------------------
Current Assets:
Cash and cash equivalents. . . . . . . . . . . . . . . . . . .  $ 1,559       $ 107,272        $ 57,642
Accounts Receivable. . . . . . . . . . . . . . . . . . . . . .    9,374          18,241               -
Inventory:
Finished Product . . . . . . . . . . . . . . . . . . . . . . .        -          11,903               -
Raw Materials. . . . . . . . . . . . . . . . . . . . . . . . .    5,550           5,550               -
                                                              -------------  -------------  --------------
Total Inventory. . . . . . . . . . . . . . . . . . . . . . . .    5,550          17,453               -
                                                              -------------  -------------  --------------
Total Current Assets . . . . . . . . . . . . . . . . . . . . .   16,483         142,966          57,642

PROPERTY AND EQUIPMENT:
Automobile . . . . . . . . . . . . . . . . . . . . . . . . . .   50,203          50,203          50,203
Brewing Equipment. . . . . . . . . . . . . . . . . . . . . . .   45,119          45,119               -
                                                              -------------  --------------  -------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95,322          95,322          50,203
Less Accumulated Depreciation. . . . . . . . . . . . . . . . .  (24,024)        (15,781)         (2,510)
                                                              -------------  --------------  -------------
Property and Equipment - Net . . . . . . . . . . . . . . . . .   71,298          79,541          47,693

Other asset - Prepaid Interest . . . . . . . . . . . . . . . .   74,792          13,390               -
                                                              -------------  --------------  -------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . $162,573        $235,897        $105,335
                                                              =============  ==============  =============


LIABILITIES AND SHAREHOLDERS' DEFICIT
-------------------------------------

CURRENT LIABILITIES:
Bank Overdraft . . . . . . . . . . . . . . . . . . . . . . . . $  6,649        $      -         $     -
Accounts payable and accrued expenses. . . . . . . . . . . . .  969,564         798,887           5,654
Short-term Notes Payable - Vendors . . . . . . . . . . . . . .  197,341               -               -
Advances from Officer. . . . . . . . . . . . . . . . . . . . .    8,806          30,644          17,769
Current portion of car note. . . . . . . . . . . . . . . . . .    9,581           9,366           1,343
Note payable - Shareholder . . . . . . . . . . . . . . . . . .1,610,000         500,000               -
Note payable - Bank. . . . . . . . . . . . . . . . . . . . . .  521,421         624,800               -
                                                             -------------  ---------------  ------------
Total current liabilities. . . . . . . . . . . . . . . . . . .3,323,362       1,963,697          70,933

Long term liabilities - car note payable, less current portion   23,938          28,778          46,167

Total liabilities. . . . . . . . . . . . . . . . . . . . . . .3,347,300       1,992,475          70,933

SHAREHOLDERS' DEFICIT
Common Shares - 50,000,000 shares authorized, $.01 par
value, issued and outstanding -
 2005 - 49,753,480; 2004 - 36,500,000;
       2003 - 25,932,228                                        497,535         365,000         259,322
Additional Paid-In Capital . . . . . . . . . . . . . . . . . .  280,205         272,670         208,978
Retained earnings. . . . . . . . . . . . . . . . . . . . . . (3,962,467)     (2,394,248)       (433,898)
                                                             ------------  ----------------  -------------
Total Shareholders' Deficit. . . . . . . . . . . . . . . . . (3,184,727)     (1,756,578)         34,402
                                                             ------------  ----------------  -------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT. . . . . . . . . .$ 162,573       $ 235,897       $ 105,335
                                                             ============  ================  =============


                                            BOOTIE BEER COMPANY
                                          STATEMENTS OF OPERATIONS

                                                         Period Ended             Year Ended
                                                                         -----------------------------
                                                            July 27,     December 31,    December 31,
                                                              2005           2004            2003
                                                         --------------  --------------  --------------

SALES . . . . . . . . . . . . . . . . . . . . . . . . .     $   24,558   $   2,093,158      $        -

LESS COST OF GOODS SOLD . . . . . . . . . . . . . . . .         85,167       1,548,088               -
                                                         --------------  --------------  --------------

GROSS PROFIT (LOSS) . . . . . . . . . . . . . . . . . .        (60,609)        545,070               -
                                                         --------------  --------------  --------------

Marketing, Distribution, and   Administrative Expenses.      1,418,138       2,470,523         231,454
                                                         --------------  --------------  --------------

NET LOSS FROM OPERATIONS. . . . . . . . . . . . . . . .     (1,478,747)     (1,925,453)       (231,454)
                                                         --------------  --------------  --------------

OTHER INCOME/(EXPENSE):
 Interest expense . . . . . . . . . . . . . . . . . . .        (89,472)        (34,897)              -
                                                         --------------  --------------  --------------
NET LOSS BEFORE INCOME TAXES. . . . . . . . . . . . . .     (1,568,219)     (1,960,350)       (231,454)
                                                         --------------  --------------  --------------

INCOME TAXES. . . . . . . . . . . . . . . . . . . . . .              -               -               -
                                                         --------------  --------------  --------------

NET LOSS. . . . . . . . . . . . . . . . . . . . . . . .  $  (1,568,219)  $  (1,960,350)  $    (231,454)
                                                         ==============  ==============  ==============


Per Share Information:
Weighted average number
of common shares outstanding. . . . . . . . . . . . . .     44,018,801      30,750,361      19,458,366
                                                         ==============  ==============  ==============

Net Loss per common share . . . . . . . . . . . . . . .  $       (0.04)  $       (0.06)  $       (0.01)
                                                         ==============  ==============  ==============

The  Accompanying  Notes  Are  An  Integral  Part  of  These  Financial  Statements




BOOTIE BEER COMPANY
STATEMENT OF SHAREHOLDERS' DEFICIT

                                            Common Stock           Additional
                                    ---------------------------     Paid-in               Accumulated     Total
                                        Shares         Amount       Capital      Total      Deficit       Equity
                                    -------------  ------------  ------------  --------  ------------  ------------

December 31, 2002. . . . . . . . .    12,984,504   $   129,845   $     60,905  $190,750  $  (202,444)  $   (11,694)
                                    -------------  ------------  ------------  --------  ------------  ------------

Issued for cash. . . . . . . . . .     7,313,928        73,139         84,411   157,550                    157,550

Issued for services. . . . . . . .     5,633,796        56,338         63,662   120,000                    120,000

Loss . . . . . . . . . . . . . . .                                                          (231,454)     (231,454)
                                     -------------  ------------  ------------  --------  ------------  ------------

December 31, 2003. . . . . . . . .    25,932,228       259,322        208,978   468,300     (433,898)       34,402

Issued for cash. . . . . . . . . .     3,220,357        32,204         37,166    69,370                     69,370

Issued for Interest. . . . . . . .     2,500,000        25,000                   25,000                     25,000

Issued for services. . . . . . . .     4,847,415        48,474         26,526    75,000                     75,000

Loss . . . . . . . . . . . . . . .                                                         (1,960,350)  (1,960,350)
                                   -------------  ------------  ------------  --------  ------------  ------------

December 31, 2004. . . . . . . . .    36,500,000       365,000        272,670   637,670   (2,394,248)   (1,756,578)

Issued for services. . . . . . . .       753,480         7,535          7,535    15,070                     15,070
                                               -             -
Issued for Interest. . . . . . . .    12,500,000       125,000                  125,000                    125,000

Loss . . . . . . . . . . . . . . .                                                        (1,568,219)   (1,568,219)
                                    -------------  ------------  ------------  --------  ------------  ------------
Balance July 27, 2005. . . . . . .    49,753,480   $   497,535   $    280,205  $777,740  $(3,962,467)  $(3,184,727)
                                    =============  ============  ============  ========  ============  ============


The  Accompanying  Notes  Are  An  Integral  Part  of  These  Financial  Statements


                                                 BOOTIE BEER COMPANY
                                               STATEMENTS OF CASH FLOWS
                                                                             Period Ended              Year Ended
                                                                                             ------------------------------
                                                                                July 27,      December 31,    December 31,
                                                                                  2005            2004            2003
                                                                             --------------  --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  (1,568,219)  $  (1,960,350)  $    (231,454)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,243          13,271           2,510
Stock issued for services . . . . . . . . . . . . . . . . . . . . . . . . .         15,070          75,000         120,000
Changes in assets and liabilities:
    (Increase) decrease in accounts receivable. . . . . . . . . . . . . . .          8,867         (18,241)              -
    (Increase) decrease in inventory. . . . . . . . . . . . . . . . . . . .         11,903         (17,453)              -
    (Increase) decrease in prepaid expenses . . . . . . . . . . . . . . . .        (61,402)        (13,390)              -
    (Decrease) increase in accounts payable and accrued expenses. . . . . .        170,677         793,233           5,654
    (Decrease) increase in short term notes payable . . . . . . . . . . . .        197,341               -               -
                                                                             --------------  --------------  --------------
Net Cash Used In Operating Activities . . . . . . . . . . . . . . . . . . .     (1,217,520)     (1,127,930)       (103,290)
                                                                             --------------  --------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment. . . . . . . . . . . . . . . . . . . . .              -         (45,119)        (50,203)
                                                                             --------------  --------------  --------------

Cash Flows Used In Investing Activities . . . . . . . . . . . . . . . . . .              -         (45,119)        (50,203)
                                                                             --------------  --------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,649               -               -
Advances from officer . . . . . . . . . . . . . . . . . . . . . . . . . . .        (21,838)         12,875           4,686
Proceeds from debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,110,000       1,124,800          48,853
Shares issued for interest. . . . . . . . . . . . . . . . . . . . . . . . .        125,000          25,000               -
Principal payments on debt. . . . . . . . . . . . . . . . . . . . . . . . .       (108,004)         (9,366)         (1,343)
Proceeds from sale of shares. . . . . . . . . . . . . . . . . . . . . . . .              -          69,370         157,550
                                                                             --------------  --------------  --------------
Cash Flows Provided By Financing Activities . . . . . . . . . . . . . . . .      1,111,807       1,222,679         209,746
                                                                             --------------  --------------  --------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS. . . . . . . . . . . .       (105,713)         49,630          56,253

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD. . . . . . . . . . . . . .        107,272          57,642           1,389
                                                                             --------------  --------------  --------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD. . . . . . . . . . . . . . . . .  $       1,559   $     107,272   $      57,642
                                                                             ==============  ==============  ==============



SUPPLEMENTAL INFORMATION:
  Interest Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      25,874   $      23,287   $     276,256
                                                                             ==============  ==============  ==============
  Income Taxes Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $           -   $           -   $           -
                                                                             ==============  ==============  ==============

  Non-cash investing and financing activities:
  Issuance of shares for interest . . . . . . . . . . . . . . . . . . . . .  $     125,000   $      25,000   $           -
                                                                             ==============  ==============  ==============



The  Accompanying  Notes  Are  An  Integral  Part  of  These  Financial  Statements

BOOTIE  BEER  COMPANY

Notes  to  Financial  Statements
July  27,  2005  and  December  31,  2004  and  2003

NOTE  1  -  NATURE  OF  BUSINESS  AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Nature  of  the  Business

Bootie Beer Company is engaged in the business of brewing, marketing, and selling malt beverage products to a national network of independent Beer wholesalers. The Company's products are Bootie Beer and Bootie Light. The United States Department of the Treasury, Alcohol and Tobacco Tax and Trade Bureau has authorized the Company to brew and package malt beverage products at brewing facilities located in La Crosse, Wisconsin. Additionally, the Company holds the appropriate state and local licenses necessary to ship its products to its wholesalers.

The Company was incorporated in the state of Florida in October 2001 as Bootie Brewing Company and registered as a Wisconsin Foreign Corporation in 2003. The Company's name was changed to Bootie Beer Company in July 2003.

Going  Concern

The financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred net losses aggregating $3,962,467 through July 27, 2005 and has a working capital deficit of approximately $3,300,000 as of that date. The ability of the Company to operate as a going concern is dependent upon its ability to obtain sufficient debt and/or equity capital.

The future success of the Company is likely dependent on its ability to attain additional capital to support growth and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations. The successful outcome of these or any future activities cannot be determined at this time and there is no assurance that if achieved, the Company will have sufficient funds to execute its business plans or generate positive operating results. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Merger  with  Jane  Butel  Corporation

Effective July 27, 2005, the shareholders of the Company consummated a stock exchange agreement with Jane Butel Corporation, a publicly held company. Under the terms of the agreement, the Company's shareholders received 49,753,480 shares of common stock of Jane Butel Corporation in exchange for all of the outstanding shares of Bootie Beer Company on a one-for-one basis. The stock exchange has been accounted for as a reverse merger whereby Bootie Beer Company became a wholly owned subsidiary of the Jane Butel Corporation. These financial statements represent activity prior to the merger.

Summary  of  Significant  Assumptions  and  Accounting  Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates may be materially different from actual financial results. Significant estimates include the recoverability of long-lived assets and the collectibility of accounts receivable.

Cash

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts  Receivable

The Company grants credit to customers within the United States of America and retains a collateral position in the goods according to the terms of the sales contracts. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas and industries served by the Company.Reserves for un-collectable amounts are provided, based on past experience and a specific analysis of the accounts, which management believes are sufficient. At July 27, 2005 and December 31, 2004, accounts receivable were recorded at their net realizable value.

One customer accounted for 100% of accounts receivable at December 31, 2004 and substantially all of the net sales for the year ended December 31, 2004. Another customer accounted for the account receivable balance at July 27, 2005 and two customers accounted for 100% of the net sales for the period ended July 27, 2005. Historically, the Company's bad debt write-offs related to these trade accounts have been insignificant.

Inventories

Inventories, which consist principally of raw materials (including bottling products) and finished goods, are stated at lower of cost (weighted average), or market, which is determined on the specific-identification method.

Property  and  Equipment

Property and equipment is stated at cost, less accumulated depreciation. The Company follows the practice of capitalizing property and equipment purchased over $1,500. Depreciation expense is recognized using the straight-line method based upon estimated useful lives (automobile - 5 years; brewing equipment - 7 years).

Fair  Value  of  Financial  Instruments

The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

Other  Comprehensive  Income

The Company has no material components of other comprehensive income (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

Segment  Information

The Corporation operates primarily in a single operating segment, brewing beer and related products.

Stock  Based  Compensation

The Company has adopted for footnote disclosure purposes SFAS No. 123, which requires that companies disclose the cost of stock-based employee compensation at the grant date based on the value of the award (the fair value method) and disclose this cost over the service period. The value of the stock-based award is determined using a pricing model whereby compensation cost is the excess of the fair value of the award as determined by the model at grant date or other measurement date over the amount an employee must pay to acquire the stock. Awards through July 27, 2005 have been at fair value.

Transactions in which goods or services are received from non-employees for the issuance of equity securities are accounted for based on the fair value of the consideration received.

Net  Loss  Per  Common  Share

Basic loss per share is computed on the basis of the weighted average number of common shares outstanding. For all periods, all of the Company's common stock equivalents were excluded from the calculation of diluted loss per common share because they were anti-dilutive, due to the Company's net losses. At July 27, 2005 and December 31, 2004 there were vested options outstanding to purchase 1,755,000 common shares which may dilute future earnings per share. At July 27, 2005 and December 31, 2004 there were non-vested options outstanding to purchase 965,000 and 950,000, respectively, common shares which may dilute future earnings per share.

Revenue  Recognition

The Company's revenue recognition practices comply with the Securities and Exchange Commission Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements." The Company recognizes revenue only when legal title and risk of loss have been transferred to unaffiliated customers based on negotiated arrangements and normal industry practices. The Company does not engage in consignment sales. Cases of finished product are shipped on pallets to distributors. The Company passes through the cost of the pallets from the brewer to the distributor. In accordance with EITF 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent," the Company records revenue equal to the amount charged to the distributor for pallets. The costs paid to the brewer are recorded as cost of sales.

Sales  Incentives

In accordance with EITF 00-14, "Accounting for Certain Sales Incentives" all cash sales incentives paid to third parties are recorded as a reduction of revenue. All non-cash sales incentives, such as free products given to a distributor, are recorded as a cost of sales.

Distribution  Costs

The costs incurred by the Company for un-reimbursed shipping and handling from the brewer to the distributor are classified as distribution costs.

Advertising  and  Sales  Promotions

Advertising production costs are accumulated and expensed the first time the advertisement is shown. Media and promotional costs are charged to marketing expense during the period in which they are incurred.

Research  and  Development  Costs

Research  and  development  costs  are  expensed  as  incurred.

Stock  Options

The Company accounts for its stock options issued to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." If options are granted to employees for services with an exercise price below the fair value of the common stock on the date of grant, the difference between the fair value and the exercise price is charged to stock-based compensation expense. Stock options granted were valued at the fair value on the date of the grant.

Compensated  Absences

The financial statements do not include any provision for compensated absences as the amount of any such liability cannot be reasonably estimated.

Concentrations

The Company is a brewer of premium beers. The Company's success is largely dependent on its ability to gauge the tastes of its customers and to provide merchandise and a marketing plan that creates customer demand. The Company's failure to anticipate, identify, or react to changes in trends could adversely affect its results of operations.

During 2004, substantially all of its sales were made to one wholesale wine and spirits distributor, which distributed its inventory in Florida. The Company believes that its relationship with its primary wholesale customer is satisfactory but is exploring other areas of distribution.

Currently, the Company is dependent on the use of one third-party brewing facility for brewing its beer. The Company believes that its relationship with its brewer is satisfactory but is exploring the use of multiple brewing facilities.


NOTE  2  -  FINANCING  ARRANGEMENTS
-----------------------------------

Advances  from  Officer

An officer of the Company has advanced funds to the Company over time for payment of operating expenses. There is no formal repayment arrangement and no stated interest rate on these funds. The balance outstanding at July 27, 2005 was $8,806 (December 31, 2004 - $30,644; December 31, 2003 - $17,769).

Short  term  Notes  Payable

In 2005, the Company entered into agreements with 16 of its suppliers to sign Promissory notes to pay off remaining account payable balances. The terms of the notes generally are 10% interest, with the balance in full due by December 31, 2005. Balance outstanding at July 27, 2005 was $197,341.


Note  Payable  -  Bank  (Small  Business  Administration  loan  ("SBA"))

The Company entered into a financing agreement with SunTrust Bank in April 2004 for working capital and inventory purchases. This note was guaranteed by the SBA. The interest rate is prime plus one percent (rate at July 27, 2005 - 7.25%; December 31, 2004 - 6.25%). Monthly principal payments of $31,250 were originally required starting on the first day of November 2004. In March 2005, the note was modified to require principal payments of $7,785 per month. Subsequent to July 27, 2005, the note was refinanced with a Trust controlled by an officer and the bank note was paid off. The new note requires monthly payments of $8,000 (principal and interest) from July 29, 2005 through December 31, 2005, and monthly payments of $32,640 from January 29, 2006 through July 29, 2007. The balance outstanding at July 27, 2005 was $521,421 (December 31, 2004 - $624,800).

Shareholder  note  payable

A shareholder has made a loan to the Company to provide cash for continuing operations. The Promissory Note dated August 3, 2004 made available $2,000,000 to the Company and stated that the principal balance is to be repaid on December 15, 2005. The Company has issued 15,000,000 shares of common stock in lieu of interest. Interest was calculated at approximately 10% over the term of the loan. At July 27, 2005, interest has been prepaid in the amount of $74,792 ($13,390 at December 31, 2004). The balance outstanding at July 27, 2005 was $1,610,000 (December 31, 2004 - $500,000).

Note  payable  -  Car  loan

The Company financed a company automobile in September 2003 with a 60-month loan at an interest rate of 6.49% per year. Monthly interest and principal payments are $984. Balance outstanding at July 27, 2005 was $33,519 (December 31, 2004 - $38,144; December 31, 2003 - $47,510). Current portion outstanding at July 27, 2005 was $9,581. The note is secured by the automobile.

NOTE  3  -  SHAREHOLDERS'  EQUITY
---------------------------------

The Company has 50,000,000 common shares authorized and 49,753,480, 36,500,000, and 25,932,228 outstanding, respectively as of July 27, 2005, December 31, 2004 and 2003. Since inception and through July 27, 2005, the Company had recognized approximately $210,000 in stock-based compensation expense for services performed in lieu of cash and interest of $150,000.

The Company issued stock options in 2004. As of July 27, 2005 and December 31, 2004 there were 1,755,000 vested and 965,000 stock options which vest at various times over the next five years. The strike price for all stock options is $0.01.

Stock  Compensation  Plan

The Company has a Stock Option Plan (Plan) under which officers and key employees have been granted options to purchase shares of the Company's authorized but unissued common stock. Under the Plan, the option exercise price is equal to the fair market value of the Company's common stock at the date of grant. Options currently expire 5 years from the grant date. Proceeds received by the Company from exercise of stock options are credited to common stock and additional paid-in capital. Additional information with respect to the Plan's stock option activity is as follows:


                                          Weighted
                                          Average
                                          Number     Exercise
                                          Of Shares  Price
                                          ---------  ---------
Outstanding at December 31, 2003 . . . .          0  $     .00
                                          ---------  ---------
 Granted . . . . . . . . . . . . . . . .  1,750,000  $     .01
 Exercised . . . . . . . . . . . . . . .          0  $     .00
 Cancelled . . . . . . . . . . . . . . .          0  $     .00
Outstanding at December 31, 2004 . . . .  1,750,000  $     .01
                                          ---------  ---------
 Granted . . . . . . . . . . . . . . . .      5,000  $     .01
 Exercised . . . . . . . . . . . . . . .          0  $     .00
 Cancelled . . . . . . . . . . . . . . .          0  $     .00
Outstanding at July 27, 2005 . . . . . .  1,755,000  $     .01
                                          ---------  ---------

Options exercisable at December 31, 2004  1,750,000  $     .01
Options exercisable at July 27, 2005 . .  1,755,000  $     .01
                                          =========  =========

The following tables summarize information about fixed stock options outstanding and exercisable at July 27, 2005:


           Stock Options Outstanding
           --------------------------

                    Number of             Remaining       Weighted-
                     Shares              Contractual       Average
                   Outstanding          Life in Years   Exercise Price
           --------------------------   --------------  --------------
                    1,400,000              3.4             $   .01
                      200,000              3.9             $   .01
                      100,000              4.0             $   .01
                       50,000              4.2             $   .01
                        5,000              4.4             $   .01
                   --------------                              ---
                    1,755,000                                  .01
                   ==============                              ---

The Company has elected to follow APB Opinion No. 25 (Accounting for Stock Issued to Employees) in accounting for its employee stock options. Accordingly, no compensation expense is recognized in the Company's financial statements because the exercise price of the Company's employee stock options equals the market price of the Company's common stock on the date of grant.

Also, the Company has granted selected executives and other key employees stock option awards, whose vesting is contingent continued employment. The exercise price of each option, which has a five-year life, is $.01 per share which was equal to the fair value price of the Company's common stock on the date of grants. A summary of the status of the Company's performance-based stock option plan as of July 27, 2005 and December 31, 2004, and changes during the periods ended on those dates is presented below:


                                     Weighted-
                                     Number     Average
Performance-Based Stock Option Plan  Of Shares  Exercise Price
-----------------------------------  ---------  ---------------
Outstanding at December 31, 2003. .          0  $           .00
-----------------------------------  ---------  ---------------
  Granted . . . . . . . . . . . . .    950,000  $           .01
  Exercised . . . . . . . . . . . .          0  $           .00
  Cancelled . . . . . . . . . . . .          0  $           .00
                                                ---------------
Outstanding at December 31, 2004. .    950,000  $           .01
                                     ---------
  Granted . . . . . . . . . . . . .     15,000  $           .01
  Exercised . . . . . . . . . . . .          0  $           .00
  Cancelled . . . . . . . . . . . .          0  $           .00
                                                ---------------
Outstanding at July 27, 2005. . . .    965,000  $           .01
                                     ---------  ===============



As of July 27, 2005, options will vest as follows:

January 2006 . . . . . . . . . . . . . . . . . . .  330,000
January 2007 . . . . . . . . . . . . . . . . . . .  208,000
January 2008 . . . . . . . . . . . . . . . . . . .  208,000
January 2009 . . . . . . . . . . . . . . . . . . .  208,000
January 2010 . . . . . . . . . . . . . . . . . .      8,000
                                                    -------
  Total. . . . . . . . . . . . . . . . . . . . . .  965,000
                                                    =======

NOTE  4  -  INCOME  TAXES
-------------------------

Since the Company has not generated taxable income, no provision for income taxes has been provided.

Through July 27, 2005, the Company incurred net operating losses for federal tax purposes of approximately $3,960,000. The availability of the Company's net operating loss carry-forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock.
The  Company's  total  deferred  tax  asset  is  as  follows:


                                 July 27,
                                   2005
Tax benefit of net operating
loss carry-forward . . . . .  $ 1,584,000
Valuation allowance. . . . .   (1,584,000)
                              $         -
                              ------------

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of
Operations:


                                                July 27, 2005   December 31, 2004 and 2003
                                                --------------  ---------------------------

Tax expense (credit) at statutory rate-federal           (34)%                        (34)%
State tax expense net of federal tax . . . . .            (6)                          (6)
Changes in valuation allowance . . . . . . . .            40                           40
                                                --------------  ---------------------------
Tax expense at actual rate . . . . . . . . . .             -                            -
                                                ==============  ===========================

The valuation allowance increased by approximately $627,000 in the period ended July 27, 2005. Since the realization of the operating loss carry-forwards are doubtful, it is reasonably possible that the Company's estimate of the valuation allowance will change.

NOTE  5  -  COMMITMENTS  AND  CONTIGENCIES
------------------------------------------

Office  Space  Lease

The Company is occupying its administrative office space in Winter Park, Florida under the month-to-month provisions of a lease which expired in April 2005. Monthly payments are $2,500.

NOTE  6  -  RELATED  PARTY  TRANSACTIONS
----------------------------------------

During 2005 and 2004, the Company paid Boot Camp Media, an entity owned by the President of the Company, $71,689 and $60,022, respectively, for advertising costs. There was no balance due at July 27, 2005 or December 31, 2004.

The Company owes its President $8,806, $30,644, and $17,769 for advances for operating expenses as of July 27, 2005 and December 31, 2004 and 2003. There are no stated interest rate or other terms for these advances.

The Company owes a shareholder $1,610,000 as of July 27, 2005 (December 31, 2004
- $500,000) under the terms of a promissory note dated August 3, 2004. The Company has issued 15,000,000 shares of common stock in lieu of interest. Interest was calculated at approximately 10% over the term of the loan. At July 27, 2005, interest has been prepaid in the amount of $74,792 ($13,390 at December 31, 2004).

NOTE  7  -  NEW  ACCOUNTING  PRONOUNCEMENTS
-------------------------------------------

In February 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150"). The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003, and otherwise are effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. The Company has not issued any financial instruments with such characteristics.

In  December  2003, the FASB issued FASB Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities" (FIN No. 46R"), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN No. 46R replaces FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", which was issued in January 2003. Companies are required to apply FIN No. 46R to variable interests in variable interest entities ("VIEs") created after December 31, 2003. For variable interest in VIEs created before January 1, 2004, the Interpretation is applied beginning January 1, 2005.

For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The Company does not have any interest in any VIE.

In November 2004, the FASB issued SFAS No 151, Inventory Costs, an amendment of ARB No. 43. This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling cost, and wasted material (spoilage). Paragraph 5 of ARB No. 43, Chapter 4, previously stated that ". under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges." SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the prospectively and are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for inventory costs incurred during fiscal years beginning after the date this Statement was issued. The adoption of SFGAS No. 151 is not expected to have a material impact on the Company's financial position and results of operations.

In December 2004, the FASB issued SFAS No.153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for non-monetary exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 is not expected to have a material impact on the Company's financial position and results of operations.

NOTE  8  -  SUBSEQUENT  EVENT
-----------------------------

Merger  with  Jane  Butel  Corporation
Effective July 27, 2005, the shareholders of the Company consummated a stock exchange agreement with Jane Butel Corporation, a publicly held company. Under the terms of the agreement, the Company's shareholders received 49,753,480 shares of common stock of Jane Butel Corporation in exchange for all of the outstanding shares of Bootie Beer Company on a one-for-one basis. The stock exchange has been accounted for as a reverse merger whereby Bootie Beer Company became a wholly owned subsidiary of the Jane Butel Corporation.

Note  Payable  -  Bank  (Small  Business  Administration  loan  ("SBA"))

Subsequent to July 27, 2005, the Note Payable guaranteed by the SBA was refinanced with a Trust controlled by an officer. The new note requires monthly payments of $8,000 (principal and interest) from July 29, 2005 through December 31, 2005, and monthly payments of $32,640 from January 29, 2006 through July 29, 2007. The balance outstanding at July 27, 2005 was $521,421 (December 31, 2004 - $624,800).